June 14, 2002

                       DREYFUS BASIC MUNICIPAL FUND, INC.
                DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
           DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

                                  Supplement to
                       Statement of Additional Information
                             dated January 1, 2002.

      The following information supplements the section in this Statement of Additional Information entitled "Certain Portfolio Securities."

      DERIVATIVE PRODUCTS. [MONEY MARKET PORTFOLIO AND NEW JERSEY PORTFOLIO] Each of the Money Market Portfolio and the New Jersey Portfolio may purchase various derivative products whose value is tied to underlying Municipal Obligations. The Portfolio will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal types of derivative products are described below.

(1) TAX EXEMPT PARTICIPATION INTERESTS. Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Portfolio an undivided interest in a Municipal Obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the Municipal Obligation. Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2) TENDER OPTION BONDS. Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider. The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

(3) CUSTODIAL RECEIPTS. In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes. The other class's interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

(4) STRUCTURED NOTES. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When the Portfolio purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.